UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2023

Star Holdings

(Exact name of registrant as specified in its charter)

Maryland	001-41572	37-6762818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1114 Avenue of the Americas 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, $0.001 par value	STHO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure.

On April 5, 2023, Star Investment Holdings SPV LLC (“Star Investment Holdings”), a subsidiary of Star Holdings (the “Trust”) formed to hold the Trust's shares of common stock, $0.01 par value per share (the "Safe Shares "), of Safehold Inc. ("Safehold"), entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Safehold, Safehold GL Holdings LLC and certain sales agents (each, an “Agent” and, collectively, the “Agents”), pursuant to which Star Investment Holdings may sell, from time to time, subject to receiving Safehold's consent, up to 1,000,000 Safe Shares through or to the Agents.

Sales of the Safe Shares, if any, made pursuant to the Sales Agreement may be sold in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks. The Sales Agreement provides that an Agent will be entitled to compensation, payable by Star Investment Holdings, that will not exceed, but may be lower than, 2.0% of the gross sales price of any of the Safe Shares sold through it as Agent. Star Investment Holdings may also sell Safe Shares to one or more Agents, as principal, at a price agreed upon at the time of sale.

The foregoing description of the Sales Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the form of Sales Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	ATM Equity OfferingSM Sales Agreement, dated April 5, 2023, by and among Safehold Inc., Safehold GL Holdings LLC, Star Investment Holdings SPV LLC and the various agents party thereto.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2023

Star Holdings

By:	/s/ Jay Sugarman
Name: Jay Sugarman
Title: Chief Executive Officer